Exhibit 10.18

EXECUTION VERSION

AMENDMENT NO. 2, dated as of December 18, 2014 (this “Amendment”), to the Credit Agreement dated as of March 6, 2013, among CEDAR FAIR, L.P., a Delaware limited partnership (the “U.S. Borrower”), MAGNUM MANAGEMENT CORPORATION, an Ohio corporation (the “U.S. Co-Borrower”), CANADA’S WONDERLAND COMPANY, a Nova Scotia unlimited liability company (the “Canadian Borrower” and, collectively with the U.S. Borrower and the U.S. Co-Borrower, the “Borrowers” and, each individually, a “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as collateral agent, and the other parties thereto (as amended by Amendment No. 1, dated as of September 30, 2013, and this Amendment, and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 11.1 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;

WHEREAS, the Borrowers have requested the Required Lenders and the Administrative Agent consent to amend the Credit Agreement in certain respects as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendment. The Credit Agreement is, effective as of the
Amendment No. 2 Effective Date (as defined below), hereby amended by:

(a)    adding “(with any other Subsidiary Guarantor that becomes a Borrower, as contemplated by the definition of “Borrower”)” in the first paragraph of the Credit Agreement immediately after the word “collectively” appearing therein;

(b)    the definition of “Borrower” and “Borrowers” in the Credit Agreement is hereby amended by adding the following words immediately after the word “Agreement” ap- pearing therein “; provided, that any Subsidiary Guarantor that is a Domestic Subsidiary may, at the option of the U.S. Borrower, upon ten Business Days’ notice to the Administrative Agent (provided that at least four Business Days prior to the addition of a given Borrower pursuant to a Subsidiary Borrower Designation Letter, the Administrative Agent shall have received all docu- mentation and other information required by bank regulatory authorities under applicable “know- your-customer” and anti-money laundering rules and regulations, including the USA Patriot Act, requested by it at least eight Business Days prior to the addition of such Borrower pursuant to a Subsidiary Borrower Designation Letter), become jointly and severally liable with the existing Borrowers as a “Borrower” hereunder, pursuant to a Subsidiary Borrower Designation Letter, in which case, the provisions applicable to the U.S. Co-Borrower hereunder shall apply equally to such Subsidiary Guarantor in its capacity as a Borrower”;

(c)    adding the following defined term and definition to Section 1 of the Credit
Agreement immediately after the definition of “Subsidiary” therein:

““Subsidiary Borrower Designation Letter” means a Subsidiary Borrower Desig- nation Letter, substantially in the form of Exhibit A.”

(d)    replacing the word “[Reserved]” with “Form of Subsidiary Borrower Des- ignation Letter” for Exhibit A to the Credit Agreement in the “EXHIBITS” section of the Table of Contents; and

(e)    adding Exhibit A hereto to the Credit Agreement as Exhibit A thereto.

Section 2.    Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 2 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).

Section 3.    Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(i)    the Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Loan Party; and

(ii)    The representations and warranties in Section 2 hereof shall be true and correct in all material respects.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.    Effect of Amendment. Except as expressly set forth herein,
(i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CEDAR FAIR, L.P.

By:	Cedar Fair Management Inc, its General Partner

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

MAGNUM MANAGEMENT CORPORATION

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

CANADA'S WONDERLAND COMPANY

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

[Signature Page to Amendment]

Solely for purposes of Section 7 of this Amendment:

CAROWINDS LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

CEDAR FAIR

By:	Magnum Management Corporation, its Managing General Partner

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

CEDAR FAIR SOUTHWEST INC.

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

CEDAR POINT PARK LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

DORNEY PARK LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

[Signature Page to Amendment]

GEAUGA LAKE LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

KINGS DOMINION LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

KINGS ISLAND COMPANY

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

KINGS ISLAND PARK LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

KNOTTS BERRY FARM

By:	Cedar Fair L.P., its General Partner

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

MICHIGAN'S ADVENTURE, INC.

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

[Signature Page to Amendment]

VALLEYFAIR LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

WONDERLAND COMPANY INC.

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

WORLDS OF FUN LLC

By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Exec. V.P. & CFO

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A. as Administrative Agent and Lender
By:	/s/ Sandeep S. Parihar
	Name:	Sandeep S. Parihar
	Title:	Vice President

[Signature Page to Amendment]

Exhibit A

Form of Subsidiary Borrower Designation Letter

[see attached]

SUBSIDIARY BORROWER DESIGNATION LETTER

[Date]

To: JPMorgan Chase Bank, N.A.
500 Stanton Christina Road
Ops 2, Floor 03
Newark, DE 19713-2107
Attention: Charles K. Wambua
Email: charles.k.wambua@jpmorgan.com

with a copy to:
JPMorgan Chase Bank, N.A. as Administrative Agent
383 Madison Ave., Floor 24
New York, New York 10179
Attention: Sandeep Parihar
Email: sandeep.s.parihar@jpmorgan.com

Re:    Credit Agreement dated as of March 6, 2013 (as amended by Amendment No. 1, dated as of September 30, 2013 and Amendment No. 2, dated as of December 18, 2014, and as further amended, restated, amended and restated, extended, supplemented or other- wise modified from time to time, the “Credit Agreement”), among CEDAR FAIR, L.P., a Delaware limited partnership (the “U.S. Borrower”), MAGNUM MANAGE- MENT CORPORATION, an Ohio corporation (the “U.S. Co-Borrower”), CAN- ADA’S WONDERLAND COMPANY, a Nova Scotia unlimited liability compa- ny (the “Canadian Borrower” and, collectively (with any other Subsidiary Guar- antor that becomes a Borrower, as contemplated by the definition of “Borrower” therein) with the U.S. Borrower and the U.S. Co-Borrower, the “Borrowers” and, each individually, a “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and as collateral agent, and the other parties thereto.

Dear Ladies and Gentlemen:

This letter is the “Subsidiary Borrower Designation Letter” being delivered to you pursuant to the above-referenced Credit Agreement. Except as otherwise provided herein, terms defined in the Credit Agreement are used herein as defined therein.

By its signature below, the U.S. Borrower hereby designates[    ] as a “Borrower” under the Credit Agreement and the Guarantee and Collateral Agreement. By its signature below, the undersigned Subsidiary Guarantor hereby agrees to be bound by all of the provisions of each of the Credit Agreement and the Guaran-

tee and Collateral Agreement applicable to it in its capacity as a “Borrower” thereunder. In addition, the undersigned Subsidiary Guarantor hereby represents and warrants to the Ad- ministrative Agent and the Lenders that:

(a)     it is a wholly-owned Domestic Subsidiary of the U.S. Borrower and is a [corporation] [limited partnership] [limited liability company] duly organized, validly ex- isting and in good standing under the laws of [jurisdiction of formation];

(b)     each of the representations and warranties applicable to Borrowers set forth in Section 5 of the Credit Agreement, and to Grantors set forth Section 4 of the Guarantee and Collateral Agreement, are true and correct in all material respects with re- spect to the undersigned Subsidiary Guarantor on and as of the date hereof as if set forth in full herein; provided that any representation or warranty that is qualified as to “materi- ality”, “Material Adverse Effect” or similar language shall be true and correct (after giv- ing effect to any qualification therein) in all respects on such respective dates; and

(c)     there are no filings or recordings of the Credit Agreement, any other Loan Document or any other document to be made with any Governmental Authority or any stamp or similar tax to be paid on or in respect of this Subsidiary Borrower Designation Letter, the Credit Agreement, any other Loan Document or any other document that if not made or paid would adversely affect the legality, validity, enforceability or admissi- bility in evidence of the Credit Agreement or any other Loan Document against it.

This Subsidiary Borrower Designation Letter shall not become effective until the Administrative Agent shall have been provided at least 10 Business Days’ prior notice by the U.S. Borrower of the designation of the undersigned Subsidiary Guarantor as a Borrower; pro- vided, that at least 4 Business Days prior to the effectiveness of this Subsidiary Borrower Desig- nation Letter, the Administrative Agent shall also have received all documentation and other in- formation required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA Patriot Act, requested by it at least 8 Business Days prior to the effectiveness of this Subsidiary Borrower Designation Letter.

This Subsidiary Borrower Designation Letter shall be governed by and construed in accordance with the law of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the U.S. Borrower and the undersigned Subsidiary Guarantor have caused this Subsidiary Borrower Designation Letter to be duly executed and de- livered as of the day and year first above written.

CEDAR FAIR L.P.

By:
Name:
Title:

[NAME OF SUBSIDIARY GUARANTOR DES-
IGNATED AS A BOROWER

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:
Name:
Title:

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